Cash and cash equivalents	3 Months Ended
Mar. 31, 2020
Cash and cash equivalents
Cash and cash equivalents

8.Cash and cash equivalents

As of March 31, 2020 and December 31, 2019, cash and cash equivalents consisted of the following:

	As of	As of
	December 31,	March 31,
	2019	2020
Correspondent accounts with Central Bank of Russia (CBR)	3,261	8,167
Cash with banks and on hand	7,317	6,395
Short-term CBR deposits	30,500	10,000
Other short-term bank deposits	1,025	7,680
Less: Allowance for ECL	(2)	(2)
Total cash and cash equivalents	42,101	32,240

The Group held cash and cash equivalents in different currencies mainly in Russian rubles and U.S. dollars.

The amounts in the table show the maximum exposure to credit risk regarding cash and cash equivalents. The Group has no internal grading system of cash and cash equivalents for credit risk rating grades analysis.

Since 2017 the Company has the bank guarantee and secured it by a cash deposit of U.S.$ 2.5 mln until July 31, 2021.